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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               ______________


                                 FORM 8-K/a
                             (Amendment No. 1)


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) of the
                      SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): December 14, 1995



                          BT Financial Corporation
           (Exact name of registrant as specified in its charter)



           Pennsylvania         0-12377           25-1441348
(State or other jurisdiction  (Commission        (IRS Employer
      of incorporation)       File Number)    Identification No.)



        551 Main Street, Johnstown, Pennsylvania  15901
     (Address of principal executive offices)     (Zip code)



Registrant's telephone number, including area code: 814-532-3801





                            Page 1 of __ pages.
                          Exhibit Index on page _.

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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a) Financial Statements of Businesses Acquired. It is impracticable for the Company to provide the financial statements of the Bank required by this Item 7(a) at the time of filing of this report on Form 8-K, and none of such financial statements are available at such time. Accordingly, in accordance with Item 7(a)(4) of Form 8-K, the Company will file the required financial statements of the Bank in an amendment to this report on Form 8-K as soon as is practicable, but not later than 60 days after December 29, 1995.

          (b) Pro Forma Financial Information. It is impracticable for the Company to provide the pro forma financial information relative to the Bank required by this Item 7(b) at the time of filing of this report on Form 8-K, and none of such pro forma financial information is available at such time. Accordingly, in accordance with Item 7(b)(2) of Form 8-K, the Company will file the required pro forma financial information relative to the Bank in an amendment to this report on Form 8-K as soon as is practicable, but not later than 60 days after December 29, 1995.
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          (c)  Exhibits.

          Exhibit No.              Description
          -----------              -----------

          2.1                      Stock Purchase Agreement dated September
                                   1, 1995

          2.2                      Agreement and Plan of Merger dated
                                   December 14, 1995

          4.1                      Loan Agreement dated
                                   December 14, 1995, between Mellon
                                   Bank, N.A. and BT
                                   Financial Corporation

          99.1                     Press Release dated December  18, 1995

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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                              BT Financial Corporation


Date:  December 29, 1995      By:  /s/ John H. Anderson
                                   -----------------------------
                                   John H. Anderson
                                   Chairman and Chief Executive Officer
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                               EXHIBIT INDEX

                                                       Sequential
Exhibit No.         Description                        Page No.
-----------         -----------                        ---------

2.1                 Stock Purchase Agreement                __
                    dated September 1, 1995

2.2                 Agreement and Plan of Merger            --
                    dated December 14, 1995

4.1                 Loan Agreement dated
                    December 14, 1995, between              *
                    Mellon Bank, N.A. and BT
                    Financial Corporation

99.1                Press Release dated                     __
                    December 18, 1995


* Not filed. In accordance with paragraph (b)(4)(iii)(A) of Item 601 of Regulation S-K, BT Financial Corporation hereby agrees to furnish a copy of this instrument to the Commission upon request.